UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14C INFORMATION

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Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ___)

Check the appropriate box:

[x]           Preliminary Information Statement
[  ]           Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[  ]           Definitive Information Statement
Wavelit, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]           No fee required
[  ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid: N/A

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A
(2) Form, Schedule or Registration Statement No.: N/A
(3) Filing Party: Wavelit, Inc.
(4) Date Filed: N/A

Wavelit, Inc.
7216 Enterprise Drive, Las Vegas, Nevada 89147

September 25, 2009

To the Shareholders:

The purpose of this Information Statement is to is to inform the holders of record, as of the close of business on July 20, 2009 (the "Record Date"), of shares of common stock, par value $0.001 per share (the "Common Stock") of Wavelit, Inc., a Nevada corporation ("the Company"), that our Board of Directors and holders of a majority of our capital stock have given written consent as of July 20, 2009, to approve the following:

                                  Change the name of the Company to:  CN Dragon Corporation

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent.  Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the name change as described in this Information Statement.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is first being mailed or furnished to stockholders on or about September 25, 2009.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ Henry Liguori
Director

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Wavelit, Inc.
7216 Enterprise Drive, Las Vegas, Nevada 89147

INFORMATION STATEMENT
AND NOTICE OF ACTIONS TAKEN
BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information

This Information Statement is being provided to the Shareholders of Wavelit, Inc. ("the Company"), in connection with our prior receipt of approval by written consent, in lieu of a meeting of shareholders, to approve the following:

Change the name of the Company to:  CN Dragon Corporation

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders.  The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

Wavelit, Inc.
7216 Enterprise Drive
 Las Vegas, Nevada 89147

Stockholders may also address future requests regarding delivery of Information Statements and/or annual reports by contacting the Company at the address listed above.

Information on Consenting Stockholders

Pursuant to the Company's Bylaws and the Nevada Corporate Law, the amendment to articles to effectuate the name change must be approved by the vote of the holders of shares representing a majority of the voting power of the common stock.  The Company's Articles of Incorporation do not authorize cumulative voting.

No Dissenter’s Rights

Stockholders have no appraisal or dissenter’s rights with respect to any of the actions described in this Information Statement.

Outstanding Voting Stock of the Company

As of the Record Date, the Company had:  250,000,000 authorized shares of common stock, of which 170,469,940 were issued and outstanding and 375,000,000 authorized shares of preferred stock of which no shares were issued and outstanding.

The consenting stockholders voted in favor of the actions described by written consent, dated July 20, 2009.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

The elimination of the need for a special meeting of shareholders to approve the corporate actions is authorized by Section 78.320 of the Nevada Revised Statutes which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, if before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the corporate actions as early as possible to accomplish the purposes of the company as hereafter described, the company decided to proceed with the corporate actions by obtaining the written consent of shareholders holding a majority of the voting power of the Company.

- PROPOSAL -

TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO:

“CN DRAGON CORPORTION”

Introduction

On July 20, 2009, our board of directors unanimously adopted a resolution declaring it advisable to authorize the board of directors to amend our articles of incorporation to change the name of the company to CN Dragon Corporation.  A copy of the Amended Articles of Incorporation are attached as Appendix A.

Reasons for the Name Change

Our board of directors believes that a name change to CN Dragon Corporation will better reflect the Company’s intended business operations in Asia and the new name is a more traditional name for the region.

Effective Date of the Amendment

The name change of the Company will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing proposal may not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders.

No Dissenters' Rights of Appraisal

Under the General Corporation Law of the State of Nevada, our shareholders are not entitled to appraisal rights with respect to the increase in the authorized shares, and we will not independently provide shareholders with any such right.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned as of July 20, 2009 by:

(i)	each stockholder known by us to be the beneficial owner of five (5%) percent or more of our outstanding common stock;

(ii)	each person intending to file a written consent to the name change;

(iii)           each of our directors; and

(iv)           all executive officers and directors as a group.

This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.  As at July 20, 2009, there were 170,469,940 shares of our common stock issued and outstanding.

Name And Address	Number Of Shares Beneficially Owned	Percentage of Outstanding Shares

Henry Liguori (1)	0	0%

ATB Company (2)	15,000,000	8%

Chen, Hai Ying (3)	15,750,000	9%

Liang, Hui Yi (4)	15,750,000	9%

He, Wei Ying (5)	15,750,000	9%

Kong, Teck Fong (6)	15,750,000	9%

Lim, Chean Shen (7)	15,750,000	9%

Wong, Cheng Wai (8)	21,000,000	12%

Lian Yin Properties (9)	5,250,000	3%

All Officers and Directors as Group	0	0

Total	120,000,000	70%

(1)	7216 Enterprise Drive, Las Vegas, Nevada 89147

(2)	1713 Steamboat Drive, Henderson, NV 89014

(3)	Room 705, Block 32, Yayi Mansion, Agile Garden, Nancun Town, Panyu District, Guangzhou, China

(4)	Apt. E, 20/F, Block E, Yue Tao Xuan, Regal Riviera Garden, Yi Zhou Road, Haizhu District, Guangzhou 510310, China

(5)	Apt. 705, No. 4 Zhoumen West Street, Off Zhongshan Ba Lu, Liwan District, Guangzhou, China

(6)	30-2-3 Jamnah View, Jalan Buloh, Perindu, Off Jalan Damansara, 59000, Taman SA Malaysia

(7)	21, Jalan SS20/14, Damansara Utama, Petaling Jaya 47400, Selangor, Malaysia

(8)	Block 22, St. George’s Road #18-180, Singapore 321022

(9)	Suite 729, Sun Kompleks, Jalan Bukit, Bintang, 55100 Kuala Lumpur Malaysia

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from the date of this registration statement and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from the date of this registration statement.

INTEREST OF CERTAIN PERSONS IN OR

OPPOSITION TO MATTERS TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.  None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the name change.  Your consent to the name change is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

                                   For the Board of Directors of Wavelit, Inc.

                                   By:  /s/ Henry Liguori
                                   _________________________________
                                            Henry Liguori
 Director

Appendix A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390) USE BLACK INK ONLY – DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:  Wavelit, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of Corporation:  CN Dragon Corporation

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature (required)

_______________________________________
Signature of Officer